Acquisitions and business divestments (Tables)	12 Months Ended
Dec. 31, 2016
Acquisitions and business divestments
Acquisitions

($ in millions, except number of acquired businesses)	2016	2015	2014
Acquisitions (net of cash acquired)(1)	13	37	58
Aggregate excess of purchase price over fair value of net assets acquired(2)	12	34	9
Number of acquired businesses	1	3	6

(1)                 Excluding changes in cost- and equity-accounted companies.

(2)                 Recorded as goodwill (see Note 11). Includes adjustments of $42 million in 2014 arising during the measurement period of acquisitions, primarily reflecting a reduction in certain deferred tax liabilities related to Power-One.